UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Welsis Corp.
.(Exact name of registrant as specified in its charter)

Wyoming	333-261614	98-1620699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 E Cathedral Rd. Ste 45 PMB 405 Philadelphia, PA	19128
(Address of principal executive offices)	(Zip Code)

212-552-8991 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01 Changes in Control of Registrant.

On March 13, 2024, Dusan Zindovic, the previous majority shareholder of Welsis Corp. (the “Company”), entered into a stock purchase agreement for the sale of 2,000,000 shares of Common Stock of the Company to Skywest Pinnacle Limited. The closing of the purchase and sale occurred on April 1, 2024.

As a result of the acquisition, Skywest Pinnacle Limited holds approximately 73% of the issued and outstanding shares of Common Stock of the Company, and as such it is able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

Also effective April 1, 2024, the previous sole officer and director of the company, Dusan Zindovic, resigned his positions with the Company. Upon such resignations, Kwok Boon Kit was appointed as Chief Executive Officer, Treasurer and Secretary, and Director of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background description of the newly appointed officer and director is as follows:

Officer and Director – Kwok Boon Kit

Mr. Kwok Boon Kit, age 43, previously served as associate general manager at CoreAct Design Ltd from May 2019 to October 2022. Prior to that appointment, Mr. Kwok was department head at Elkay Digital from August 2015 to April 2019. Mr. Kwok attended Universiti Sultan Azlan Shah and obtained his Bachelor of Management Studies in 2003.

Item 8.01 Other Events.

Change in Address of Company

On April 1, 2024, the Company’s location and the location of the Company’s books and records has changed from Bulevar Mihajla Pupina 115, Belgrade, Serbia 11070, to 701 E Cathedral Road, Suite 45 PMB 405, Philadelphia, PA 19128

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELSIS CORP.

Date: April 3, 2024	By:	/s/ Kwok Boon Kit
Name: Kwok Boon Kit
Title: CEO

3